MERIDIAN VALUE FUND
                                                 July 20, 1999

To Our Shareholders:

The Meridian Value Fund's net asset value per share at June 30, 1999 was $22.29. This represents an increase of 21.67% for the calendar year to date. The Fund's total return and average annual compounded rate of return for the four years ended June 30, 1999, were 169.5% and 28.1%, respectively. Prior to June 30, 1995, the Fund's cash position was approximately 50%, as it was in the start-up process of becoming fully invested. The Fund's assets at the close of the quarter were invested 10.2% in cash and cash equivalents and 89.8% in stocks. Total net assets were $24,912,455 and there were 266 shareholders.

Stocks performed well during the calendar second quarter. Strong economic growth domestically and a more stable economic landscape throughout most of Asia proved reassuring to investors. The advance was broad and included smaller and medium-sized companies. The S&P 500 gained 6.7 percent while the Russell 2000, after a dismal first quarter, surged 15.1 percent. The best performing sectors, in addition to the large technology stocks, included classic cyclicals such as steel, aluminum and construction. The worst performing groups consisted of cosmetics, consumer services, and savings and loans. Year to date, the S&P 500 is up 11.67 percent, while the Russell 2000 has gained 8.47 percent.

The Dow Jones Bond Index dropped to 100.81 from 104.07 at the end of March. The yield on the closely watched 30-year government bond increased from 5.62 percent to 5.97 percent.

The economy continues to grow at a strong pace. It is estimated that GDP grew at almost 4 percent during the second quarter. Retail sales, home sales, industrial production and employment are all strong. Consumer confidence remains near record levels. The economic recovery throughout Asia is important also. The primary concerns are inflation and interest rates. Inflation has accelerated somewhat and interest rates, as pointed out above, have moved higher this year. The Federal Reserve Board recently raised the federal funds rate one-quarter of a point to 5 percent, possibly indicating a change in policy. Our outlook is for a strong economy with modest increases in interest rates and the rate of inflation during the balance of 1999.

The Meridian Value Fund's strong performance in the June quarter was driven primarily by our investments in the telecom/cable equipment, retail, technology, and industrial products sectors. Our investment strategy remains unchanged. The portfolio continues to consist predominately of small and medium-capitalization stocks that, in our opinion, are attractively valued and face improving business prospects. The valuations of small and medium-cap stocks remain compelling relative to large capitalization stocks, and projected earnings growth is far superior to that of the S&P 500.

Purchases during the quarter included Airgas, Cabletron, DuPont Photomasks, Fritz Companies, Illinova, International Rectifier, Lockheed Martin, Northwest Airlines, and Staar Surgical. We sold Adaptec, Agrium, American Management Systems, Imation, Newbridge Networks, Pharmacia & Upjohn, Sanderson Farms, Sunglass Hut, and Xircom. Wang Global was the subject of an acquisition bid, and we tendered our shares.

Haemonetics, a fund holding for a year, is the dominant supplier of proprietary automated systems for the collection, processing, and surgical salvage of blood platelets and plasma. Almost all of the company's $285 million in revenues come from the sale of disposable kits, which recur annually. Recently, Haemonetics introduced the first FDA-approved automated system for the collection of red blood cells (RBCs). This represents a $300-$500 million market opportunity for the company. Haemonetics' earnings growth stalled in 1996 and then dropped by half in 1997. The stock price dropped from $26 to $14. The earnings downturn resulted from increased competition and from diversification into the operation of blood banks. In early 1998, management was replaced, a plan to exit the blood bank business was announced, and cost reduction programs were implemented. Haemonetics expects to earn $0.95 per share in FY'00 (March), then $1.20 in FY'01 (March). Thereafter, the new RBC collection system should enable sustained double-digit EPS growth. The stock now trades at 19X estimated FY'00 (March) earnings, and less than 15X projected FY'01 (March) earnings.

We welcome those new shareholders who joined the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                         Sincerely,

                                       /s/ Richard F. Aster, Jr.
                                         Richard F. Aster, Jr.

                                       /s/ Kevin O'Boyle
                                         Kevin O'Boyle

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares       Value
                                                              ------    -----------
COMMON STOCK - 89.8%
  CONSUMER FINANCE - 2.4%
     Pacific Century Financial Corporation*.................  27,500    $   592,969
  CONSUMER PRODUCTS - 2.6%
     Tyson Foods, Inc. Class A*.............................  29,100        654,750
  DEFENSE - 2.5%
     Lockheed Martin*.......................................  17,000        633,250
  ENERGY - 4.9%
     Tom Brown, Inc. New....................................  45,800        712,762
     Ultramar Diamond Shamrock Corporation*.................  23,000        501,688
  FOOD CHAINS - 2.2%
     Great Atlantic & Pacific Tea Company, Inc. ............  16,000        541,000
  HEALTH SERVICES - 7.7%
     American Healthcorp, Inc. .............................  39,300        326,681
     Haemonetics Corporation................................  39,000        782,438
     STAAR Surgical Company.................................  20,000        265,000
     Zoll Medical Corporation...............................  45,000        540,000
  INDUSTRIAL PRODUCTS - 11.3%
     AVX Corporation........................................  23,500        572,812
     Airgas, Inc. ..........................................  50,000        612,500
     ITI Technologies, Inc. ................................  17,300        391,413
     Pall Corp. ............................................  24,700        548,031
     Tektronix, Inc.*.......................................  22,500        679,219
  INDUSTRIAL SERVICES - 2.6%
     Convergys Corp. .......................................  33,500        644,875
  LEISURE & AMUSEMENT - 2.3%
     Scientific Games Holdings Corp. .......................  28,800        561,600
  RESTAURANTS - 4.6%
     Buffets, Inc. .........................................  100,000     1,150,000

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares       Value
                                                              ------    -----------
COMMON STOCK (continued)
  RETAIL - 13.1%
     Burlington Coat Factory Warehouse Corp. ...............  49,300    $   952,106
     Discount Auto Parts, Inc. .............................  24,500        591,063
     PETsMART, Inc. ........................................  54,900        562,725
     Shoe Carnival, Inc. ...................................  29,000        493,000
     West Marine, Inc. .....................................  45,000        655,312
  TECHNOLOGY - 14.9%
     Anadigics, Inc. .......................................  21,100        780,700
     Cabletron Systems......................................  35,000        455,000
     Coherent...............................................  34,500        642,562
     DuPont Photomasks, Inc. ...............................  13,600        651,100
     International Rectifier Corporation....................  45,000        599,063
     Mentor Graphics Corporation............................  46,000        589,375
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 11.7%
     ANTEC Corporation......................................  17,400        557,887
     Active Voice Corporation...............................  40,000        580,000
     Commscope, Inc. .......................................  20,500        630,375
     Teltrend, Inc. ........................................  27,500        584,375
     Universal Electronics, Inc. ...........................  20,500        575,281
  TRANSPORTATION - 4.8%
     Fritz Companies, Inc. .................................  52,000        559,000
     Northwest Airlines.....................................  19,500        633,750
  UTILITIES - 2.2%
     Illinova Corporation*..................................  20,600        561,350
                                                                        -----------
  TOTAL COMMON STOCK
  (Identified cost $17,817,783).....................................     22,365,012
                                                                        -----------
CASH AND OTHER ASSETS LESS LIABILITIES - 10.2%......................      2,547,443
                                                                        -----------
NET ASSETS - 100%...................................................    $24,912,455
                                                                        ===========

      * income producing

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $17,817,783)............................  $22,365,012
  Cash and cash equivalents.................................    2,584,234
  Receivables for:
     Capital shares.........................................        2,500
     Interest...............................................        6,670
  Prepaid expenses..........................................          113
                                                              -----------
     TOTAL ASSETS...........................................   24,958,529
                                                              -----------

LIABILITIES
  Payables For:
     Capital shares.........................................       13,084
     Accrued expenses.......................................       32,990
                                                              -----------
     TOTAL LIABILITIES......................................       46,074
                                                              -----------
NET ASSETS..................................................  $24,912,455
                                                              ===========
Capital shares issued and outstanding, par value $.01
  (25,000,000 shares authorized)............................    1,117,589
                                                              ===========
Net asset value per share (offering and redemption price)...       $22.29
                                                              ===========
Net assets consist of:
  Paid in capital...........................................  $17,976,457
  Accumulated net investment loss and realized gain.........    2,388,769
  Net unrealized appreciation on investments................    4,547,229
                                                              -----------
                                                              $24,912,455
                                                              ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends...............................................    $66,693
  Interest................................................    106,472
                                                            ---------
       Total investment income............................                 $173,165
EXPENSES
  Investment advisory fees................................    176,137
  Transfer agent fees.....................................     29,200
  Pricing fees............................................     24,630
  Professional fees.......................................     22,135
  Registration and filing fees............................     11,826
  Custodian fees..........................................     10,185
  Reports to shareholders.................................      9,585
  Directors' fees and expenses............................      2,190
  Miscellaneous expenses..................................      2,058
                                                            ---------
       Total expenses.....................................                  287,946
                                                                         ----------
  Net investment loss.....................................                 (114,781)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments........................  2,503,550
  Net increase in unrealized appreciation on
     investments..........................................  2,273,627
                                                            ---------
  Net gain on investments.................................                4,777,177
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $4,662,396
                                                                         ==========

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Year Ended        Year Ended
                                                         June 30, 1999     June 30, 1998
                                                         --------------    --------------
OPERATIONS
Net investment loss....................................     ($114,781)        ($122,654)
Net realized gain on investments.......................     2,503,550         1,155,399
Net increase in unrealized appreciation of
  investments..........................................     2,273,627           994,456
                                                          -----------       -----------
  Net increase in net assets from operations...........     4,662,396         2,027,201
                                                          -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital gains..........      (383,710)       (1,049,358)
                                                          -----------       -----------
  Total distributions..................................      (383,710)       (1,049,358)
                                                          -----------       -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of shares..........................    13,409,356         4,793,097
Reinvestment of distributions..........................       274,369         1,027,567
Less: redemptions......................................    (5,246,335)       (1,942,238)
                                                          -----------       -----------
  Increase resulting from capital share transactions...     8,437,390         3,878,426
                                                          -----------       -----------
Total increase in net assets...........................    12,716,076         4,856,269
NET ASSETS
Beginning of year......................................    12,196,379         7,340,110
                                                          -----------       -----------
End of year............................................   $24,912,455       $12,196,379
                                                          ===========       ===========

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          For the fiscal year ended June 30,
                                       -------------------------------------------------------------------------
                                          1999          1998          1997         1996        1995     1994(+)
                                       -----------   -----------   ----------   ----------   --------   --------
Net Asset Value - Beginning of
  Period.............................       $19.30        $17.40       $15.32       $10.27      $9.87     $10.00
                                       -----------   -----------   ----------   ----------   --------   --------
Income from Investment Operations
-----------------------------------
Net Investment Loss..................        (0.10)        (0.19)       (0.26)       (0.10)     (0.04)      0.00
Net Gains or Losses on Securities
  (both realized and unrealized).....         3.56          4.32         3.20         5.15       0.44      (0.13)
                                       -----------   -----------   ----------   ----------   --------   --------
Total From Investment Operations.....         3.46          4.13         2.94         5.05       0.40      (0.13)
                                       -----------   -----------   ----------   ----------   --------   --------
Less Distributions
-----------------
Distribution from Net Realized
  Capital Gains......................        (0.47)        (2.23)       (0.86)        0.00       0.00       0.00
                                       -----------   -----------   ----------   ----------   --------   --------
Net Asset Value - End of Period......       $22.29        $19.30       $17.40       $15.32     $10.27      $9.87
                                       ===========   ===========   ==========   ==========   ========   ========
Total Return.........................       18.92%        26.05%       20.55%+      49.17%+     4.05%+    (1.30%)+
                                       ===========   ===========   ==========   ==========   ========   ========
Ratios/Supplemental Data
-------------------------
Net Assets, End of Period............  $24,912,455   $12,196,379   $7,340,110   $3,471,507   $715,021   $391,538
Ratio of Expenses to Average Net
  Assets.............................        1.63%         2.16%        2.51%*       2.55%*     2.78%*     1.28%*
Ratio of Net Investment Loss to
  Average Net Assets.................       (0.65%)       (1.35%)      (1.96%)*     (1.36%)*    (.58%)*    (.07%)*
Portfolio Turnover Rate..............         124%          133%         144%         125%        77%       194%

(+)  From commencement of operations on February 10, 1994.
+ The total returns would have been lower had certain expenses not been reduced during the periods shown.
* Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47%, 14.64% and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28%, 12.44% and 10.02%, for the period ended June 30, 1997 through June 30, 1994, respectively.

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

   a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $17,817,783, the aggregate gross unrealized appreciation is $4,854,355, and the aggregate gross unrealized depreciation is ($307,126), resulting in net unrealized appreciation of $4,547,229.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate." Interest accrues daily and is credited by the third business day of the following month.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

   g. DISTRIBUTIONS TO SHAREHOLDERS: The Fund records distributions to its shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

MERIDIAN VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES: The Fund has entered into a management agreement with Aster Capital Management, Inc. (the "Investment Advisor"). Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Investment Advisor. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of June 30, 1999 was 17.36%.

    The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Advisor has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The federal government pre-empted the state's right to impose expense limitations as a result of the National Securities Markets Improvement Act of 1996. However, the Fund uses the most stringent state expense limitation of 2 1/2% and will do so in the future as the Investment Advisor has agreed to continue this practice. The Investment Advisor did not reimburse the Fund during 1999.

3. CAPITAL SHARES TRANSACTIONS: The Fund has authorized 25,000,000 common shares at a par value of $.01 per share. Transactions in capital shares for the year ended June 30, 1999 and June 30, 1998 were as follows:

                                                            1999        1998
                                                          --------    --------
Shares sold                                                760,797     261,800
Shares issued on reinvestment of distributions              17,299      61,393
                                                          --------    --------
                                                           778,096     323,193
Shares redeemed                                           (292,605)   (112,937)
                                                          --------    --------
Net increase                                               485,491     210,256
                                                          ========    ========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of the Investment Advisor receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund shares, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1999, was $1,323.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 1999, were $25,543,868 and $18,852,496, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Value Fund (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
July 26, 1999

                                                  MERIDIAN VALUE FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary
                                   Custodian
                                BANK OF NEW YORK
                               New York, New York
                      Transfer Agent and Disbursing Agent
                                   FIRST DATA
                         King of Prussia, Pennsylvania
                                 (800) 446-6662
                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.
                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                                 ANNUAL REPORT

                      [MERIDIAN FUND INCORPORATED(R) LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 1999